Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

I, Michael A. Lesisko, Chief Financial Officer, of Univec, Inc., certify,pursuant to 18 U.S.C. 1350, as enacted by 906 of the Sarbanes-Oxley Act of2002, that:

(1) the Quarterly Report on Form 10-QSB for the quarterly period ended June 30,2007 (the "Periodic Report") which this statement accompanies fully complieswith the requirements of Section 13(a) or 15(d) of the Securities Exchange Actof 1934; and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Univec,Inc.

Date: August 13, 2007	By: /s/ Michael A. Lesisko
Michael A. Lesisko, Chief Financial Officer